UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2008
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INT’L, INC.
(Exact name of registrant as specified in its charter)

NEVADA		98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2317 Wall Street
Vancouver, B.C., Canada		V5L 1B8
(Address of principal executive offices)		(Zip Code)

604-669-1081
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Marcus Heiman has been appointed to a position on the board of directors, effective April 16, 2008. Mr. Heiman’s appointment was approved by Rockport’s board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES
INT’L, INC.

DATE: April 23, 2008	By:	/s/ William Malone
William Malone
President and Chief Executive Officer